Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments

As of June 30, 2023 (Unaudited)

Number of Shares		Value
	PRIVATE INVESTMENT VEHICLES — 76.4%
	INVESTMENT PARTNERSHIPS — 69.6%
N/A	AG Essential Housing Fund II Holdings (DE), L.P.[1,2]	$6,335,866
N/A	Ares Commercial Finance, LP1,2	18,542,014
N/A	Ares Priority Loan Co-Invest LP1,2	25,141,364
N/A	Ares Private Credit Solutions (Cayman), L.P.[1,2]	25,406,433
N/A	Ares Special Opportunities Fund II, LP1,2	13,922,330
N/A	Atalaya A4 (Cayman), LP1,2	28,610,328
N/A	Atalaya Asset Income Fund Evergreen, LP1,2	9,769,752
N/A	Axonic Private Credit Fund I, LP1,2	5,235,849
N/A	Banner Ridge DSCO Fund I, LP [2]	17,314,798
N/A	Banner Ridge DSCO Fund II (Offshore), LP1,2	1,444,174
N/A	Banner Ridge Secondary Fund IV (Offshore), LP [1,2]	8,107,084
N/A	Banner Ridge Secondary Fund V (Offshore), LP [1,2]	11,370,465
N/A	Benefit Street Partners Real Estate Opportunistic Debt Fund L.P.[1,2]	58,355,859
N/A	BPC Real Estate Debt Fund, LP1,2	28,778,817
N/A	Burford Advantage Feeder Fund A, LP1,2	11,351,016
N/A	Callodine Perpetual ABL Fund, LP1,2	96,849,268
N/A	Carlyle Credit Opportunities Fund (Parallel) II, SCSp[1,2]	9,150,382
N/A	Comvest Special Opportunities Fund, L.P.[2]	10,092,456
N/A	Contingency Capital Fund I-A, LP1,2	29,584,386
N/A	Crestline Specialty Lending III (U.S.), L.P.[1,2]	13,685,497
N/A	D.E. Shaw Diopter International Fund, L.P.[2]	36,917,131
N/A	Everberg Capital Partners II, L.P.[1,2]	11,039,579
N/A	Felicitas Secondary Fund II Offshore, LP1,2	13,174,917
N/A	Felicitas Tactical Opportunities Fund, LP1,2	48,026,086
N/A	Harvest Partners Structured Capital Fund III, L.P.[1,2]	10,986,356
N/A	Hayfin Healthcare Opportunities Fund (US Parallel), LP1,2	14,974,700
N/A	Hercules Private Global Venture Growth Fund I, L.P.[1,2]	133,209,382
N/A	HPS Offshore Strategic Investment Partners V, LP2	4,776,741
N/A	HPS Specialty Loan Fund V-L, L.P.[1,2]	19,326,795
N/A	King Street Opportunistic Credit Evergreen Fund, L.P.[1,2]	51,526,410
N/A	Linden Structured Capital Fund-A, LP1,2	23,296,961
N/A	NB Credit Opportunities II Cayman Feeder, LP1,2	12,408,516
N/A	Oak Street Real Estate Capital Fund VI, LP1,2	1,450,820
N/A	OrbiMed RCO IV Offshore Feeder, LP1,2	4,909,150
N/A	Owl Rock First Lien Fund (Offshore), L.P.[1,2]	4,771,176
N/A	Pathlight Capital Evergreen Fund, LP1,2	33,021,070
N/A	Pathlight Capital Fund II, LP1,2	33,883,332
N/A	Pennybacker Real Estate Credit II Pacific, LLC[1,2]	2,444,550
N/A	Pennybacker Real Estate Credit II, LP1,2	18,366,032
N/A	Raven Asset-Based Credit Fund II LP1,2	19,843,525
N/A	Raven Evergreen Credit Fund II, LP1,2	79,590,613
N/A	Shamrock Capital Debt Opportunities Fund I, LP2	5,819,776

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments - Continued

As of June 30, 2023 (Unaudited)

Number of Shares		Value
	PRIVATE INVESTMENT VEHICLES (Continued)
	INVESTMENT PARTNERSHIPS (Continued)
N/A	Silver Point Specialty Credit Fund II, L.P.[1,2]	$27,628,279
N/A	Sixth Street Growth Partners II (B), L.P.[1,2]	1,695,498
N/A	Sky Fund V Offshore, LP1,2	32,150,537
N/A	Summit Partners Credit Offshore Fund II, L.P.[2]	8,234,893
N/A	Thompson Rivers LLC[1,2]	1,019,851
N/A	Thorofare Asset Based Lending Fund V, L.P.[1,2]	31,415,962
N/A	Tinicum L.P.[2]	13,167,240
N/A	Tinicum Tax Exempt, L.P.[2]	6,123,126
N/A	Vista Capital Solutions Fund-A, L.P.[1,2]	133,241
N/A	VPC Asset Backed Opportunistic Credit Fund (Levered), L.P.[1,2]	50,569,443
N/A	VPC Credit Origination Fund, LP2	1,000,000
N/A	VPC Legal Finance Fund, L.P.[1,2]	78,060,680
N/A	Waccamaw River LLC [2]	10,595,075
		1,274,605,581
	NON-LISTED BUSINESS DEVELOPMENT COMPANIES — 2.9%
273,527	Franklin BSP Lending Corporation[1,2]	2,036,559
683,646	Owl Rock Technology Finance Corp.[1,2]	11,801,030
472,875	Owl Rock Technology Finance Corp. II1,2	7,269,240
1,767,744	Redwood Enhanced Income Corp.[1,2]	24,616,150
N/A	Stellus Private Credit BDC Feeder LP1,2	6,943,634
		52,666,613
	PRIVATE EQUITY — 0.1%
1	Owl Rock Technology Holdings II, LLC, Class A1,4	1,105,791
N/A	Stellus Private BDC Advisor, LLC [4]	651,262
		1,757,053
	SPECIAL PURPOSE VEHICLE FOR COMMON AND PREFERRED EQUITY — 0.1%

N/A	Felicitas Diner Offshore, LP1,2	2,672,313
	SPECIAL PURPOSE VEHICLE FOR COMMON EQUITY — 0.7%

N/A	Marilyn Co-Invest, L.P.[1,2]	12,550,584
	SPECIAL PURPOSE VEHICLE FOR CONSUMER CREDIT — 0.1%

N/A	Atalaya Digithouse Opportunity Fund, LLC[1,2,3]	1,591,473
	SPECIAL PURPOSE VEHICLE FOR PREFERRED EQUITY — 1.2%
N/A	CCOF Alera Aggregator, L.P.[1,2]	4,985,945
N/A	CCOF Sierra II, L.P.[1,2]	4,331,557
N/A	Chilly HP SCF Investor, LP1,2	3,239,549
N/A	HPS Mint Co-Invest Fund, L.P.[2]	6,599,410

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments - Continued

As of June 30, 2023 (Unaudited)

Number of Shares		Value
	PRIVATE INVESTMENT VEHICLES (Continued)
	SPECIAL PURPOSE VEHICLE FOR PREFERRED EQUITY (Continued)
N/A	Minerva Co-Invest, L.P.[2]	$2,989,650
		22,146,111
	SPECIAL PURPOSE VEHICLE FOR REAL ESTATE LOANS — 0.2%

N/A	Sculptor Real Estate Science Park Fund, LP1,2	3,011,415
	SPECIAL PURPOSE VEHICLE FOR SENIOR SECURED BONDS — 1.5%
N/A	17Capital Co-Invest (B) SCSp[2]	5,251,135
N/A	BP Holdings RHO LLC[1,2,4]	9,188,753
N/A	CL Oliver Co-Invest I, L.P.[1,2]	5,054,250
N/A	SB DOF Speedway, LLC[2]	8,406,037
		27,900,175
	TOTAL PRIVATE INVESTMENT VEHICLES
	(Cost $1,301,660,249)	1,398,901,318

Principal Amount
		SENIOR SECURED LOANS — 11.2%
		CONSUMER DISCRETIONARY — 1.1%
	$983,325	Gateway Casinos & Entertainment Limited First Lien Term Loan, 13.221% (SOFR+800 basis points), 10/22/2027[4,5]	968,575
	3,000,000	Harbor Purchaser, Inc. First Lien Term Loan, 13.603% (SOFR+850 basis points), 4/7/2030[3,4,5]	2,928,526
	5,000,000	Houghton Mifflin Harcourt Publishing Company Second Lien Term Loan, 13.202% (SOFR+800 basis points), 4/7/2028[3,4,5]	4,801,246
	4,735,999	Hudson's Bay Company First Lien Term Loan, 12.829% (SOFR+733 basis points), 9/29/2026[1,3,4,5]	4,671,365
EUR	1,730,769	NKD Group GmbH First Lien Term Loan, 11.598% (EURIBOR+800 basis points), 3/23/2026[4,5]	1,859,926
	4,066,176	Penney Borrower LLC First Lien Term Loan, 11.946% (LIBOR+714 basis points), 12/15/2026[1,3,4,5]	4,036,297

			19,265,935
		CONSUMER STAPLES — 0.3%
	6,500,000	Baxters North America Holdings, Inc. First Lien Term Loan, 12.230% (SOFR+700 basis points), 5/31/2028[4,5]	6,349,644
		ENERGY — 0.4%
	5,000,000	Knight Energy Services LLC 12.927% (SOFR+750 basis points), 6/1/2028[4,5]	4,962,500
		Service Compression, LLC
	2,308,717	First Lien Term Loan, 15.202% PIK (SOFR+1,000 basis points), 5/5/2027[1,3,4,5,6]	2,204,412
	735,986	Delayed Draw, 15.203% PIK (SOFR+1,000 basis points), 5/5/2027[1,3,4,6,7]	611,982
			7,778,894

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments - Continued

As of June 30, 2023 (Unaudited)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	FINANCIALS — 1.3%
$6,400,000	Ardonagh Midco 3 PLC First Lien Term Loan, 7/14/2026[4,8]	$(176,000)
3,561,379	Cresset Asset Management, LLC First Lien Term Loan, 12.746% PIK (SOFR+750 basis points), 4/20/2025[4,5,6]	3,518,687
2,984,962	Eisner Advisory Group LLC First Lien Term Loan, 10.467% (SOFR+525 basis points), 2/22/2030[4,5]	2,984,962
3,963,815	Elevate Credit, Inc. Second Lien Term Loan, 13.796% (Base Rate+800 basis points), 12/31/2023[1,3,4,5]	3,963,815
	Foundation Risk Partners, Corp.
1,272,727	Delayed Draw, 12.092% (SOFR+675 basis points), 10/29/2028[4,5,7]	507,479
2,727,273	First Lien Term Loan, 12.092% (SOFR+675 basis points), 10/29/2028[4,5]	2,645,896
	Kensington Private Equity Fund
3,200,000	Delayed Draw, 1.000% PIK, 3/28/2026[3,4,6,8]	(39,447)
3,200,000	Second Lien Term Loan, 12.242% Cash+PIK (SOFR+700 basis points), 3/28/2026[3,4,5,6]	3,160,553
809,927	Pennybacker Real Estate Credit II Pacific, LLC Promissory Note, 11.590%, 5/9/2031[1,4]	809,927
2,792,758	Retail Services Corporation First Lien Term Loan, 12.943% (LIBOR+775 basis points), 5/19/2025[4,5]	2,709,071
4,500,000	Wealth Enhancement Group, LLC First Lien Term Loan, 21.250% PIK (SOFR+600 basis points), 5/26/2033[3,4,5,6]	4,373,554
		24,458,497
	HEALTH CARE — 2.3%
	Acclaim Midco, LLC
358,974	Revolver, 0.500%, 6/13/2029[4,8]	(7,179)
897,436	Delayed Draw, 1.000%, 6/13/2029[4,8]	(4,487)
2,243,590	First Lien Term Loan, 11.492% (SOFR+625 basis points), 6/13/2029[4,5]	2,198,718
	ADMA Bilogics, Inc.
714,286	Delayed Draw, 1.000%, 3/23/2027[3,4,8]	—
4,477,540	First Lien Term Loan, 13.703% PIK (SOFR+850 basis points), 3/23/2027[3,4,5,6]	4,477,540
	Alcami Corporation
508,806	Revolver, 0.500%, 12/21/2028[4,8]	(16,452)
318,004	Delayed Draw, 1.000%, 12/21/2028[4,8]	(10,283)
3,796,967	First Lien Term Loan, 12.203% (SOFR+700 basis points), 12/21/2028[4,5]	3,674,192
5,000,000	Alegeus Technologies Holding Corp. First Lien Term Loan, 13.360% PIK (LIBOR+825 basis points), 9/5/2024[4,5,6]	4,909,603
	Align Enta Intermediate, Inc.
274,186	Revolver, 0.500%, 6/30/2028[4,8]	(8,226)
2,376,279	Delayed Draw, 1.000%, 6/30/2028[4,8]	(35,645)

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments - Continued

As of June 30, 2023 (Unaudited)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	HEALTH CARE (Continued)
$1,279,535	First Lien Term Loan, 11.742% (SOFR+650 basis points), 6/30/2028[4,5]	$1,241,149
2,849,857	Confluent Health, LLC First Lien Term Loan, 12.603% (SOFR+750 basis points), 11/30/2028[4,5]	2,652,981
	Helium Acquirer Corporation
1,172,760	Delayed Draw, 1.000%, 1/5/2029[4,8]	(8,796)
293,190	Revolver, 12.202% (SOFR+700 basis points), 1/5/2029[4,5,7]	95,032
1,924,856	First Lien Term Loan, 12.202% (SOFR+700 basis points), 1/5/2029[4,5]	1,871,453
584,914	Delayed Draw, 12.203% (SOFR+700 basis points), 1/5/2029[4,5]	577,481
	Orthodontic Partners, LLC
3,569,589	Delayed Draw, 11.695% (SOFR+625 basis points), 10/12/2027[4,5]	3,529,378
2,424,335	First Lien Term Loan, 11.740% (SOFR+625 basis points), 10/12/2027[4,5]	2,372,813
	TerSera Therapeutics, LLC
227,926	Revolver, 0.500%, 4/4/2029[4,8]	(6,747)
2,772,074	First Lien Term Loan, 11.992% (SOFR+675 basis points), 4/4/2029[4,5]	2,690,014
	United Digestive MSO Parent, LLC
595,000	Delayed Draw, 1.000%, 3/30/2029[4,8]	(8,785)
297,500	Revolver, 0.000%, 3/30/2029[4,8]	(8,856)
2,254,350	First Lien Term Loan, 11.992% (SOFR+675 basis points), 3/30/2029[4,5]	2,187,242
	Vardiman Black Holdings, LLC
2,704,057	Delayed Draw, 12.260% (SOFR+700 basis points), 3/18/2027[4,5]	2,596,234
2,244,318	First Lien Term Loan, 12.260% (SOFR+700 basis points), 3/18/2027[4,5]	2,154,827
	Xeris Pharmaceuticals, Inc.
3,333,333	First Lien Term Loan, 14.503% (SOFR+900 basis points), 3/7/2027[1,3,4,5]	3,291,830
1,666,667	Delayed Draw, 14.503% (SOFR+900 basis points), 3/8/2027[3,4,5]	1,645,915
		42,050,946
	INDUSTRIALS — 2.3%
3,004,697	Apex Service Partners, LLC First Lien Term Loan, 12.500% PIK, 7/31/2025[4,6]	2,932,100
	Cobham Holdings, Inc.
468,750	Revolver, 0.500%, 1/9/2028[4,8]	(13,516)
4,519,922	First Lien Term Loan, 11.992% (SOFR+675 basis points), 1/9/2030[4,5]	4,384,990
5,363,750	Florida Marine, LLC. First Lien Term Loan, 13.705% (SOFR+850 basis points), 3/17/2028[4,5]	5,217,514
	Groundworks, LLC
277,179	Revolver, 0.500%, 3/13/2029[4,8]	(7,736)
866,184	Delayed Draw, 1.000%, 3/13/2030[4,8]	(12,344)
4,746,689	First Lien Term Loan, 11.647% (SOFR+650 basis points), 3/13/2030[4,5]	4,607,789
6,000,000	Helix Acquisition Holdings, Inc. First Lien Term Loan, 12.342% (ARR CSA+700 basis points), 3/31/2030[4,5]	5,855,769
7,000,000	iCIMS, Inc. First Lien Term Loan, 12.379% PIK (SOFR+725 basis points), 8/18/2028[4,5]	6,947,500

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments - Continued

As of June 30, 2023 (Unaudited)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	INDUSTRIALS (Continued)
$4,962,500	P20 Parent, Inc. First Lien Term Loan, 12.742% (SOFR+750 basis points), 7/12/2028[4,5]	$4,875,878
3,950,000	Panda Acquisition LLC First Lien Term Loan, 11.592% (SOFR+625 basis points), 10/18/2028[4,5]	3,237,899
4,000,000	The Arcticom Group, LLC Delayed Draw, 12.294% (SOFR+675 basis points), 12/22/2027[4,5]	3,884,275
		41,910,118
	MATERIALS — 0.5%
	SintecMedia NYC, Inc.
423,729	Revolver, 0.500%, 6/21/2029[4,8]	(12,712)
4,576,271	First Lien Term Loan, 12.207% (SOFR+625 basis points), 6/21/2029[4,5]	4,438,983
	Sunland Asphalt & Construction, LLC
742,188	Delayed Draw, 1.000% PIK, 6/16/2028[4,6,8]	(12,901)
1,758,211	First Lien Term Loan, 12.818% PIK (SOFR+600 basis points), 6/16/2028[4,5,6]	1,705,671
	SureWerx Purchaser III, Inc.
250,000	Revolver, 11.992% (SOFR+675 basis points), 12/28/2028[4,5,7]	36,459
468,750	Delayed Draw, 1.000%, 12/28/2029[4,8]	(8,980)
2,275,547	First Lien Term Loan, 11.992% (SOFR+675 basis points), 12/28/2029[4,5]	2,209,180
		8,355,700
	REAL ESTATE — 0.9%
7,000,000	Austin Renaissance Limited Delayed Draw, 11.000%, 4/7/2026[4,7]	5,956,456
	Lexington Hotel Owner, LLC
1,379,310	Delayed Draw, 15.671% (SOFR+1,050 basis points), 7/1/2024[4,5,7]	395,756
8,620,690	First Lien Term Loan, 15.671% (SOFR+1,050 basis points), 7/1/2024[4,5]	8,607,098
5,000,000	Poinciana LLC Delayed Draw, 12.000%, 5/1/2026[4,7]	810,167
		15,769,477
	TECHNOLOGY — 2.1%
2,257,938	Afiniti, Inc. First Lien Term Loan, 11.250% PIK, 6/12/2024[1,3,4,6]	2,197,508
	ASG II, LLC
391,304	Delayed Draw, 11.445% (SOFR+625 basis points), 5/25/2028[4,5,7]	153,327
2,608,696	First Lien Term Loan, 11.445% (SOFR+625 basis points), 5/25/2028[4,5]	2,599,974
	Avalara, Inc.
272,727	Revolver, 0.500%, 10/19/2028[4,8]	(2,045)
2,727,273	First Lien Term Loan, 12.492% (SOFR+725 basis points), 10/19/2028[4,5]	2,706,818
	Coupa Holdings, LLC
295,276	Revolver, 0.500%, 2/27/2029[4,8]	(7,640)
385,633	Delayed Draw, 1.000%, 2/27/2030[4,8]	(5,162)

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments - Continued

As of June 30, 2023 (Unaudited)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	TECHNOLOGY (Continued)
$4,319,091	First Lien Term Loan, 12.603% (SOFR+750 basis points), 2/27/2030[4,5]	$4,207,341
	Disco Parent, LLC
113,619	Revolver, 0.500%, 3/30/2029[4,8]	(2,721)
1,136,194	First Lien Term Loan, 12.764% (SOFR+750 basis points), 3/30/2029[4,5]	1,108,981
4,987,500	Infinite Bidco LLC First Lien Term Loan, 11.271% (SOFR+625 basis points), 3/2/2028[4,5]	4,833,948
	MGT Merger Target, LLC
496,552	Revolver, 0.500%, 4/10/2028[4,8]	(14,802)
675,862	Delayed Draw, 11.745% (SOFR + 675), 4/10/2029[4,5,7]	440,567
3,544,827	First Lien Term Loan, 11.936% (SOFR+675 basis points), 4/10/2029[4,5]	3,439,156
	Oranje Holdco, Inc.
592,667	Revolver, 0.500%, 2/1/2029[4,8]	(14,275)
4,741,333	First Lien Term Loan, 12.793% (SOFR+775 basis points), 2/1/2029[4,5]	4,627,137
2,072,785	Polaris Newco, LLC Second Lien Term Loan, 14.614% PIK (SOFR+925 basis points), 6/4/2029[4,5,6]	2,089,492
5,000,000	User Zoom Technologies, Inc First Lien Term Loan, 12.420% (SOFR+750 basis points), 4/5/2029[4,5]	4,850,736
6,000,000	Xactly Corporation First Lien Term Loan, 12.614% (SOFR+725 basis points), 2/3/2031[4,5]	5,901,711
		39,110,051
	TOTAL SENIOR SECURED LOANS
	(Cost $204,894,813)	205,049,262

Number of Shares
	PREFERRED STOCKS — 1.6%
	HEALTH CARE — 0.3%
3,260	nThrive, Inc., Series A-2 Preferred, 11.000% PIK[1,4,6]	3,189,299
2,500	Propharma, LLC Jayhawk Intermediate LLC, Series B Preferred, 13.000% PIK[1,4,6,9]	2,512,500
		5,701,799
	INDUSTRIALS — 0.7%
2,500	Atomic Transport, LLC Atomic Blocker, LLC, Class A Preferred, 8.500% PIK[1,4,6,10]	2,398,419
875	Atomic Transport, LLC Atomic Blocker, LLC, Class A-2 Preferred, 13.560% PIK[1,4,6,10]	894,337
3,750,000	FSG Acquisition, LLC, - Senior Preferred, 12.250% PIK[4,6]	3,744,483
108,305	Pollen, Inc. Series H1 Preferred, 8.360% PIK[1,4,6]	3,546,989
64,983	Pollen, Inc. Series H2 Preferred, 7.530% PIK[1,4,6]	1,991,404
		12,575,632

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments - Continued

As of June 30, 2023 (Unaudited)

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	TECHNOLOGY — 0.6%
5,000	GS Holder, Inc. Preferred, 17.084% PIK[1,4,6]	$4,850,000
3,500	Mandolin Technology Holdings, Inc. - Series A Preferred, 10.500% PIK[1,4,6]	3,427,475
3,000	Riskonnect Parent, LLC - Series B Preferred, 15.314% PIK[4,6]	3,135,036
		11,412,511
	TOTAL PREFERRED STOCKS
	(Cost $28,284,988)	29,689,942

Principal Amount
	COLLATERALIZED LOAN OBLIGATIONS — 1.2%
$7,500,000	ABPCI Direct Lending Fund CLO XII Ltd. 14.478% (SOFR+968 basis points), 4/29/2035[4,5,11,12]	7,324,785
	Barings Middle Market CLO Ltd. 2017-I
2,000,000	13.911% (LIBOR+866 basis points), 1/20/203[4,5,11,12]	1,818,460
2,905,983	21.500%, 1/20/2034*,[4,11,12,13]	2,098,659
7,500,000	HPS Private Credit CLO 2023-1 LLC 15.112% (SOFR+985 basis points), 7/15/2035[4,5,11,12]	7,350,000
2,500,000	TCP Whitney CLO Ltd. 13.539% (LIBOR+816 basis points), 8/20/2033[1,4,5,11,12]	2,338,612
	TOTAL COLLATERALIZED LOAN OBLIGATIONS
	(Cost $21,394,528)	20,930,516
	SUBORDINATED DEBT — 0.2%
	FINANCIALS — 0.1%
2,000,000	OTR Midco, LLC, 12.000%, 5/11/2026[1,4]	2,000,000
	MATERIALS — 0.1%
1,784,979	North Haven Goldfinch Topco, LLC, 15.480% PIK (LIBOR+1,075 basis points), 12/22/2024[1,4,5,6]	1,749,426
	TOTAL SUBORDINATED DEBT
	(Cost $3,762,238)	3,749,426

Number of Shares
	COMMON STOCKS — 0.1%
	FINANCIALS — 0.0%
106,977	Barings BDC, Inc.[1]	838,699
	INDUSTRIALS — 0.1%
2,188	Atomic Transport, LLC Atomic Blocker, LLC, Class W Common[1,4,10]	968,234
	TOTAL COMMON STOCKS
	(Cost $1,760,309)	1,806,933

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments - Continued

As of June 30, 2023 (Unaudited)

Number of Shares			Value
		WARRANTS — 0.1%
		ENERGY — 0.0%
N/A		Service Compression, LLC - Series A-17 Warrants[1,4]	$79,275
		HEALTH CARE — 0.1%
260,087	**	ADMA Biologics, Inc.[4] Exercise Price: $1.6478 Expiration Date: 3/23/2029	679,598
67,071	**	ADMA Biologics, Inc.[4]	154,371
43,860	**	Xeris Biopharma Holdings, Inc.[4] Exercise Price: $2.28 Expiration Date: 3/8/2029	86,905
			920,874
		TECHNOLOGY — 0.0%
3,246	**	Afiniti, Inc. (via a participation with VHG Investment Fund I, L.P.)[1,3,4]	166,228
		TOTAL WARRANTS
		(Cost $172,839)	1,166,377
		SHORT-TERM INVESTMENTS — 9.8%
179,606,862		State Street Institutional U.S. Government Money Market Fund, 4.97%[1,14]	179,606,862
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $179,606,862)	179,606,862
		TOTAL INVESTMENTS — 100.6%
		(Cost $1,741,536,826)	1,840,900,636
		Liabilities Less Other Assets — (0.6)%	(10,238,206)
		NET ASSETS — 100.0%	$1,830,662,430

ARR CSA – Alternate Reference Rate Credit Adjustment Spread

BDC – Business Development Company

EUR – Euro

EURIBOR – Euro Interbank Offered Rate Euro

LIBOR – London Interbank Offered Rate

LLC – Limited Liability Company

LP – Limited Partnership

SOFR – Secured Overnight Financing Rate

US – United States

*	Subordinated note position. Rate shown is the effective yield as of period end.
**	Shares represent underlying security.

1	As of June 30, 2023 all or a portion of the security has been pledged as collateral for a secured revolving facility. The market value of the securities in the pledged account totaled $1,316,434,348 as of June 30, 2023. See Note 2, subsection Borrowing, Use of Leverage of the Notes to Consolidated Schedule of Investments for additional information.
2	Investment valued using net asset value per share as practical expedient.
3	This investment was made through a participation. Please see Note 2 for a description of loan participations.
4	Value was determined using significant unobservable inputs.
5	Floating rate security. Rate shown is the rate effective as of period end.
6	Principal includes accumulated payment in kind (“PIK”) interest and is net of repayments, if any.
7	A portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the reference rate and spread for the funded portion. See Note 2 for additional information.
8	Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. The negative cost and/or fair value, if applicable, is due to the discount received in excess of the principal amount of the unfunded commitment. See Note 2 for additional information.
9	Jayhawk Intermediate, LLC is the holding company that owns ProPharma Group, LLC.
10	Atomic Blocker, LLC holds Class A Preferred Units and Class W Common Units in Atomic Holdings, LLC, which is the holding company that owns Atomic Transport, LLC.
11	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted. They may only be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $20,930,516, which represents 1.1% of total net assets of the Fund.
12	Callable.
13	Variable rate security. Rate shown is the rate in effect as of period end.
14	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Consolidated Schedule of Investments.

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments - Continued

As of June 30, 2023 (Unaudited)

Additional information on restricted securities is as follows:

Security	First Acquisition Date	Cost
17Capital Co-Invest (B) SCSp	9/23/2021	$5,454,505
AG Essential Housing Fund II Holdings (DE), L.P.	3/23/2022	5,700,000
Ares Commercial Finance, LP	6/30/2021	15,404,552
Ares Priority Loan Co-Invest LP	1/25/2023	24,500,000
Ares Private Credit Solutions (Cayman), L.P.	12/29/2022	21,204,116
Ares Special Opportunities Fund II, LP	11/7/2022	14,243,295
Atalaya A4 (Cayman), LP	8/2/2021	28,880,514
Atalaya Asset Income Fund Evergreen, LP	2/28/2022	9,969,855
Atalaya Digithouse Opportunity Fund, LLC	12/14/2021	831,831
Axonic Private Credit Fund I, LP	4/27/2023	5,235,849
Banner Ridge DSCO Fund I, LP	6/30/2023	10,375,057
Banner Ridge DSCO Fund II (Offshore), LP	10/11/2022	-
Banner Ridge Secondary Fund IV (Offshore), LP	6/30/2021	4,494,868
Banner Ridge Secondary Fund V (Offshore), LP	5/31/2023	9,090,340
Benefit Street Partners Real Estate Opportunistic Debt Fund L.P.	3/2/2022	50,892,856
BP Holdings RHO LLC	6/7/2023	9,099,750
BPC Real Estate Debt Fund, LP	6/7/2023	28,600,000
Burford Advantage Feeder Fund A, LP	1/28/2022	11,084,028
Callodine Perpetual ABL Fund, LP	10/3/2022	94,675,189
Carlyle Credit Opportunities Fund (Parallel) II, SCSp	12/14/2021	8,718,970
CCOF Alera Aggregator, L.P.	4/25/2023	4,850,000
CCOF Sierra II, L.P.	7/29/2022	3,902,675
Chilly HP SCF Investor, LP	2/9/2022	2,970,297
CL Oliver Co-Invest I, L.P.	6/28/2023	5,048,999
Comvest Special Opportunities Fund, L.P.	2/3/2022	8,631,420
Contingency Capital Fund I-A, LP	11/28/2022	24,661,015
Crestline Specialty Lending III (U.S.), L.P.	8/30/2021	12,863,717
D.E. Shaw Diopter International Fund, L.P.	10/20/2022	39,880,284
Everberg Capital Partners II, L.P.	10/11/2021	9,925,053
Felicitas Diner Offshore, LP	12/28/2022	2,625,575
Felicitas Secondary Fund II Offshore, LP	9/10/2021	9,508,219
Felicitas Tactical Opportunities Fund, LP	10/26/2022	39,860,000
Franklin BSP Lending Corporation	11/30/2021	1,795,011
Harvest Partners Structured Capital Fund III, L.P.	9/22/2021	9,922,922
Hayfin Healthcare Opportunities Fund (US Parallel), LP	6/29/2022	13,087,654
Hercules Private Global Venture Growth Fund I, L.P.	8/6/2021	129,593,312
HPS Offshore Strategic Investment Partners V, LP	5/1/2023	4,776,741
HPS Mint Co-Invest Fund, L.P.	5/25/2022	6,283,492
HPS Specialty Loan Fund V-L, L.P.	7/30/2021	18,778,229
King Street Opportunistic Credit Evergreen Fund, L.P.	1/31/2023	50,000,000
Linden Structured Capital Fund-A, LP	6/30/2021	18,568,250
Marilyn Co-Invest, L.P.	1/14/2022	10,033,141
Minerva Co-Invest, L.P.	2/11/2022	2,944,004
NB Credit Opportunities II Cayman Feeder, LP	8/31/2022	10,501,776
Oak Street Real Estate Capital Fund VI, LP	1/31/2023	1,504,234
OrbiMed RCO IV Offshore Feeder, LP	12/30/2022	5,016,840
Owl Rock First Lien Fund (Offshore), L.P.	7/1/2022	4,103,056
Owl Rock Technology Finance Corp.	6/29/2022	10,332,953
Owl Rock Technology Finance Corp. II	12/30/2021	6,836,214
Pathlight Capital Evergreen Fund, LP	12/30/2022	31,957,294
Pathlight Capital Fund II, LP	6/30/2021	33,073,020
Pennybacker Real Estate Credit II Pacific, LLC	5/6/2022	2,467,491
Pennybacker Real Estate Credit II, LP	5/6/2022	18,149,241
Raven Asset-Based Credit Fund II LP	9/21/2021	18,112,860
Raven Evergreen Credit Fund II, LP	4/22/2022	72,229,965
Redwood Enhanced Income Corp.	6/30/2022	25,350,000
SB DOF Speedway, LLC	3/31/2023	8,137,457
Sculptor Real Estate Science Park Fund, LP	5/4/2022	3,023,437
Shamrock Capital Debt Opportunities Fund I, LP	7/28/2021	5,851,483
Silver Point Specialty Credit Fund II, L.P.	6/30/2021	28,732,597
Sixth Street Growth Partners II (B), L.P.	8/1/2022	1,770,876
Sky Fund V Offshore, LP	11/30/2022	28,999,269
Stellus Private Credit BDC Feeder LP	1/31/2022	6,843,871
Summit Partners Credit Offshore Fund II, L.P.	3/31/2022	6,919,667
Thompson Rivers LLC	6/30/2021	1,857,192
Thorofare Asset Based Lending Fund V, L.P.	7/29/2022	30,401,096
Tinicum L.P.	3/31/2023	8,441,625
Tinicum Tax Exempt, L.P.	3/31/2023	4,199,301
Vista Capital Solutions Fund-A, L.P.	3/24/2023	-
VPC Asset Backed Opportunistic Credit Fund (Levered), L.P.	12/22/2021	49,018,586
VPC Credit Origination Fund, LP	4/19/2023	1,000,000
VPC Legal Finance Fund, L.P.	9/29/2022	75,243,092
Waccamaw River LLC	8/4/2021	12,498,740
Total		$1,301,538,818

See accompanying Notes to Consolidated Schedule of Investments.

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Forward Foreign Currency Exchange Contracts

As of June 30, 2023 (unaudited)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased	Counterparty	Currency Sold	Settlement Date	Currency Amount Purchased	Value at Opening Date of Contract	Value at June 30, 2023	Unrealized Appreciation (Depreciation)
Euro	State Street	USD	July 31, 2023	3,830,570	$4,190,329	$4,186,582	$(3,748)
					4,190,329	4,186,582	(3,748)

Currency Sold	Counterparty	Currency Purchased	Settlement Date	Currency Amount Sold	Value at Opening Date of Contract	Value at June 30, 2023	Unrealized Appreciation (Depreciation)
Euro	State Street	USD	July 31, 2023	(5,553,642)	$(6,103,521)	$(6,069,795)	$33,726
Euro	State Street	USD	September 29, 2023	(5,311,483)	(5,798,387)	(5,824,468)	(26,081)
					(11,901,908)	(11,894,263)	7,645

TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(7,711,579)	$(7,707,681)	$3,897

EUR - Euro

USD – U.S. Dollar

See accompanying Notes to Consolidated Schedule of Investments.

Cliffwater Enhanced Lending Fund

Notes to Consolidated Schedule of Investments
June 30, 2023 (Unaudited)

1. Organization

The Cliffwater Enhanced Lending Fund (the “Fund”) is a closed-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and was organized as a Delaware statutory trust on January 22, 2021. The Fund is a “fund of funds” that operates as an interval fund. Cliffwater LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund commenced operations on July 1, 2021. Simultaneous with the commencement of the Fund’s operations, the Cliffwater Enhanced Lending Fund L.P. (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund. The tax-free reorganization was accomplished at the close of business on June 30, 2021.

The Fund’s primary investment objective is to seek high current income and modest capital appreciation. The Fund’s secondary objective is capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in lending to businesses, broadly defined as providing capital or assets to businesses or individuals in exchange for regular payments, the level of which is commensurate with the probability of loss for each investment or strategy, or through the provision of capital to businesses or individuals by acquiring assets from those businesses or individuals that produce regular cash flows as an alternative to a traditional loan, such as receivables factoring or a sale leaseback of real estate or equipment. Investments by the Fund may take the form of secured or unsecured bonds and loans with a fixed or floating coupon, a structured capital instrument with preference to common equity holders and a stated contractual interest payment or rate of return, assets with fixed lease payments, or other income producing assets. Investments may be made directly or indirectly through a range of investment vehicles that the Investment Manager believes offer high current income across corporate, real asset and alternative credit opportunities. The Investment Manager will employ a dynamic process that allocates the Fund’s assets between Investment Funds and direct investments. Investment Funds may include secondary strategies that primarily acquire credit funds and to a lesser extent, fund interests or direct investments in equity or other security types.

Consolidation of a Subsidiary

On July 1, 2021, CELF SPV LLC (“CLCE SPV”) was formed as a limited liability company, and is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments of the Fund include the accounts of CLCE SPV. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of June 30, 2023, net assets of the CLCE SPV were $1,293,886,282, or approximately 70.68% of the Fund’s total net assets and are included in the net assets of CLCE SPV.

On July 1, 2021, CELF SPV Holdings (PP) LLC (“CLCE HOLD”) was formed as a limited liability company, and is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments of the Fund include the accounts of CLCE HOLD. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of June 30, 2023, net assets of the CLCE HOLD were $3,055,490, or approximately 0.17% of the Fund’s total net assets.

On June 24, 2022, CELF SPV HOLDINGS 2 LLC (“CLCE HLD2”) was formed as a limited liability company, and is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments of the Fund include the accounts of CLCE HLD2. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of June 30, 2023, net assets of the CLCE HLD2 were $4,077,225, or approximately 0.22% of the Fund’s total net assets.

On March 31, 2023, CELF HOLDINGS (D1) LLC (“CLCE HLD1”) was formed as a limited liability company, and is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments of the Fund include the accounts of CLCE HLD1. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of June 30, 2023, net assets of the CLCE HLD1 were $12,090,637, or approximately 0.66% of the Fund’s total net assets.

On June 30, 2023, CELF HOLDINGS (D2) LLC (“CLCE LF2”) commenced operations as a limited liability company, and is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments of the Fund include the accounts of CLCE LF2. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of June 30, 2023, net assets of the CLCE LF2 were $17,314,798, or approximately 0.95% of the Fund’s total net assets.

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of June 30, 2023.

CLCE SPV and CLCE LF2 is a disregarded entity for income tax purposes. CLCE HOLD, CLCE HLD2, and CLCE HLD1 are limited liability companies that have elected to be taxed as corporations and are therefore obligated to pay federal and state income tax on their taxable income. Currently, the federal income tax rate for a corporation is 21%. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. As of June 30, 2023, the Fund had three outstanding forward currency contracts.

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Commitments and Contingencies

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. As of June 30, 2023, the Fund had the following unfunded loan commitments as noted in the consolidated Schedule of Investments with a total principal amount of $30,568,232.

Borrower	Type	Principal Amount
Acclaim Midco, LLC	Delayed Draw	897,436
Acclaim Midco, LLC	Revolver	358,974
ADMA Bilogics, Inc.	Delayed Draw	714,286
Alcami Corporation	Delayed Draw	318,004
Alcami Corporation	Revolver	508,806
Align Enta Intermediate, Inc.	Delayed Draw	2,376,279
Align Enta Intermediate, Inc.	Revolver	274,186
Ardonagh Midco 3 PLC	First Lien Term Loan	6,400,000
ASG II, LLC	Delayed Draw	239,478
Austin Renaissance Limited	Delayed Draw	973,544
Avalara, Inc.	Revolver	272,727
Cobham Holdings, Inc.	Revolver	468,750
Coupa Holdings, LLC	Delayed Draw	385,633
Coupa Holdings, LLC	Revolver	295,276
Disco Parent, LLC	Revolver	113,619
Foundation Risk Partners, Corp.	Delayed Draw	727,273
Groundworks, LLC	Delayed Draw	866,184
Groundworks, LLC	Revolver	277,179
Helium Acquirer Corporation	Delayed Draw	1,172,760
Helium Acquirer Corporation	Revolver	190,024
Kensington Private Equity Fund	Delayed Draw	3,200,000
Lexington Hotel Owner, LLC	Delayed Draw	981,379
MGT Merger Target, LLC	Delayed Draw	225,287
MGT Merger Target, LLC	Revolver	496,552
Oranje Holdco, Inc.	Revolver	592,667
Poinciana LLC	Delayed Draw	4,189,834
SintecMedia NYC, Inc.	Revolver	423,729
Sunland Asphalt & Construction, LLC	Delayed Draw	742,188
SureWerx Purchaser III, Inc.	Delayed Draw	468,750
SureWerx Purchaser III, Inc.	Revolver	206,250
TerSera Therapeutics, LLC	Revolver	227,926
United Digestive MSO Parent, LLC	Delayed Draw	595,000
United Digestive MSO Parent, LLC	Revolver	297,500
Service Compression, LLC	Delayed Draw	90,752
Total		$30,568,232

Borrowing, Use of Leverage

On December 20, 2021, the Fund’s wholly owned subsidiary, CELF SPV LLC (“CELF SPV”), entered into a secured revolving credit facility (the “Facility”), pursuant to a Loan and Servicing Agreement with Massachusetts Mutual Life Insurance Company as an initial lender and the administrative agent, C.M. Life Insurance Company as an initial lender and other lenders from time to time as parties thereto (the “Lenders”), the Fund, Alter Domus (US) LLC as the Collateral Custodian and other parties. As of May 19, 2023, the Facility provides for borrowings on a committed basis in an aggregate principal amount up to $350,000,000, and may be increased further from time to time upon mutual agreement by the Lenders and CELF SPV. The Facility is secured by the Fund’s equity interest in CELF SPV and by CELF SPV’s assets. The Facility matures on December 20, 2029. In connection with the Facility, CELF SPV has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. The Facility contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of CELF SPV or the Fund; (iii) a change of control of CELF SPV; or (iv) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the Lenders may declare the outstanding advances and all other obligations under the Facility immediately due and payable.

Certain Fund investments are held by this special purpose vehicle (“SPV”). The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed (including through one or more SPVs that are wholly-owned subsidiaries of the Fund), measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund (or SPVs that are wholly-owned subsidiaries of the Fund) enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

3. Fair Value of Investments

Fair value – Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in Private Investment Funds measured based upon Net Asset Value (“NAV”) as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of June 30, 2023:

Assets	Level 1	Level 2	Level 3	Net Asset Value	Total
Investments, at fair value
Senior Secured Loans	$—	$—	$205,049,262	$—	$205,049,262
Private Investment Vehicles	—	—	1,757,053	1,397,144,265	1,398,901,318
Collateralized Loan Obligations	—	1,818,460	19,112,056	—	20,930,516
Preferred Stocks	—	—	29,689,942	—	29,689,942
Common Stocks	838,699	—	968,234	—	1,806,933
Subordinated Debt	—	—	3,749,426	—	3,749,426
Warrants	—	—	1,166,377	—	1,166,377
Short-Term Investments	179,606,862	—	—	—	179,606,862
Total Investments, at fair value	$180,445,561	$1,818,460	$261,492,350	$1,397,144,265	$1,840,900,636
Other Financial Instruments[1]
Forward Contracts	$—	$3,897	$—	$—	$3,897
Total Assets	$180,445,561	$1,822,357	$261,492,350	$1,397,144,265	$1,840,904,533

[1]	Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the period ended June 30, 2023:

	Senior Secured Loans	Private Investment Vehicles	Collateralized Loan Obligations	Preferred Stocks	Common Stocks
Balance as of April 1, 2023	$166,082,850	$1,564,528	$11,207,903	$29,017,670	$968,234
Purchases	75,817,523	41,780	7,350,000	—	—
Sales/Paydowns	(4,769,240)	—	—	—	—
Realized gains (losses)	22,136	—	—	—	—
Original issue discount and amendment fees	(440,017)	—	—	—	—
Accretion	135,990	—	12,417	—	—
Change in Unrealized appreciation (depreciation)	456,909	150,745	64,026	672,272	—
Transfers In1	—	—	2,296,170	—	—
Transfers Out[2]	(32,256,889)	—	(1,818,460)	—	—
Balance as of June 30, 2023	$205,049,262	$1,757,053	$19,112,056	$29,689,942	$968,234
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at June 30, 2023	$403,574	$150,745	$48,969	$672,272	$—

	Subordinated Debt	Warrants	Total
Balance as of April 1, 2023	$1,988,411	$922,447	$211,752,043
Purchases	51,345	—	83,260,648
Sales/Paydowns	—	—	(4,769,240)
Realized gains (losses)	—	—	22,136
Original issue discount and amendment fees	—	—	(440,017)
Accretion	6,178	—	154,585
Change in Unrealized appreciation (depreciation)	14,835	243,930	1,602,717
Transfers In1	1,688,657	—	3,984,827
Transfers Out[2]	—	—	(34,075,349)
Balance as of June 30, 2023	$3,749,426	$1,166,377	$261,492,350
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at June 30, 2023	$14,835	$243,930	$1,534,325

[1]	Transferred from Level 2 to Level 3 because observable market data became unavailable for the investments.

[2]	Transferred from Level 3 to Level 2 because observable market data became available for the investments. $30,568,232 represents unfunded loan commitments.